Exhibit 99.2

December 16, 2013

To the LSI Team,

This morning we announced a definitive agreement under which Avago Technologies will acquire LSI in an all-cash transaction for $11.15 per share of LSI stock or about $6.6 billion overall. While this announcement is no doubt a surprise to you, I believe it is an exciting and important next step in our evolution, and is in the best interests of our customers, stockholders and employees.

Headquartered in San Jose, Calif., and Singapore, Avago is a leading semiconductor company with a 50-year history of innovation, $2.52 billion in annual revenue and a market capitalization of $11.4 billion. The company develops products for wireless communications, including handsets, wired enterprise infrastructure, and industrial and automotive electronics.

Over the past few years, your hard work and commitment have enabled us to build LSI into a strong, successful company. We are focused on datacenters, mobile networks and client storage, and have developed a market-leading product portfolio and engagements with top-tier customers worldwide. As we built our business, I have continually emphasized the importance of growing and diversifying our revenues while improving our profitability. I believe that growth, diversification and profitability are now best served by joining forces with Avago.

The combination of Avago and LSI will create a stronger, highly competitive company focused on innovation and able to serve multiple attractive end markets in storage, networking and handsets. Together, we will have greater scale to invest and drive growth with nearly $5 billion in sales, more than 10,000 employees, over 15,000 patents, and operations across North America, Asia and Europe.

The agreement is subject to regulatory approvals in various jurisdictions, customary closing conditions and LSI stockholder approval. The two companies will operate as separate entities until the closing, which is expected to occur in the first half of 2014.

Avago CEO Hock Tan will lead the combined company, and he and I will work closely over the next few months to ensure a seamless integration. The first step in that process will be to form an integration task force of leaders from both companies. The team will report out periodically on various tracks related to the integration.

You’ll have a chance to hear from Hock in a separate note today and meet him in person or via a webcast that will be scheduled later this week.

At 11 a.m. PT today, I will host an employee webcast to discuss the announcement in more detail. The invitation to the webcast will follow this note. A note also will be sent later today with the time for a webcast for our employees in Asia.

In addition, you can find more information by reading today’s news release and a set of FAQs. You also can submit questions to abhiquestions@lsi.com. We’ll post updated FAQs on Insight from now until the closing. You can learn more about Avago by visiting www.avagotech.com.

I want to stress that today’s announcement should not affect how we do our jobs. It’s vitally important that we all remain focused on the work at hand to ensure that we continue to meet our commitments to our customers, stockholders and each other.

I know that while this is a positive step for LSI, change always brings challenges and some uncertainty. I’m confident that we will navigate both well and realize even greater success in the future.

Abhi

Forward Looking Statements

This communication may contain forward-looking statements. Forward-looking statements may be typically identified by such words as “may,” “will,” “should,” “expect,” “anticipate,” “plan,” “likely,” “believe,” “estimate,” “project,” “intend,” and other similar expressions among others. These forward-looking statements are subject to known and unknown risks and uncertainties that could cause our actual results to differ materially from the expectations expressed in the forward-looking statements. Although Avago Technologies Limited (“Avago”) and LSI Corporation (“LSI”) believe that the expectations reflected in the forward-looking statements are reasonable, any or all of such forward-looking statements may prove to be incorrect. Consequently, no forward-looking statements may be guaranteed and there can be no assurance that the actual results or developments anticipated by such forward looking statements will be realized or, even if substantially realized, that they will have the expected consequences to, or effects on, Avago, LSI or their respective business or operations. Factors which could cause actual results to differ from those projected or contemplated in any such forward-looking statements include, but are not limited to, the following factors: (1) the risk that the conditions to the closing of the merger are not satisfied (including a failure of the stockholders of LSI to approve, on a timely basis or otherwise, the merger and the risk that regulatory approvals required for the merger, including clearance from the Committee on Foreign Investment in the United States, are not obtained, on a timely basis or otherwise, or are obtained subject to conditions that are not anticipated); (2) litigation relating to the merger; (3) uncertainties as to the timing of the consummation of the merger and the ability of each of LSI and Avago to consummate the merger; (4) risks that the proposed transaction disrupts the current plans and operations of LSI or Avago; (5) the ability of LSI to retain and hire key personnel; (6) competitive responses to the proposed merger; (7) unexpected costs, charges or expenses resulting from the merger; (8) the failure by Avago to obtain the necessary debt financing arrangements set forth in the commitment letters received in connection with the merger; (9) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the merger; and (10) legislative, regulatory and economic developments. The foregoing review of important factors that could cause actual events to differ from expectations should not be construed as exhaustive and should be read in conjunction with statements that are included herein and elsewhere, including the risk factors included in LSI’s and Avago’s respective most recent Annual Reports on Form 10-K, and LSI’s and Avago’s more recent reports filed with the SEC. LSI and Avago can give no assurance that the conditions to the Merger will be satisfied. Except as required by applicable law, neither LSI nor Avago undertakes any obligation to revise or update any forward-looking statement, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.

Additional Information and Where to Find It; Participants in Solicitation

This communication is being made in respect of the proposed transaction involving LSI Corporation (“LSI”) and Avago Technologies Limited (“Avago”). The proposed transaction will be submitted to the stockholders of LSI for their consideration. In connection with the proposed transaction, LSI will prepare a proxy statement to be filed with the SEC. LSI and Avago also plan to file with the SEC other documents regarding the proposed transaction. LSI’S SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT REGARDING THE PROPOSED TRANSACTION AND ANY OTHER RELEVANT DOCUMENTS CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. When

completed, a definitive proxy statement and a form of proxy will be mailed to the stockholders of LSI. Investors will be able to obtain, without charge, a copy of the proxy statement and other relevant documents (when available) filed with the SEC from the SEC’s website at http://www.sec.gov. Investors will also be able to obtain, without charge, a copy of the proxy statement and other relevant documents (when available) by going to www.lsiproxy.com, by writing to LSI Corporation, 1110 American Parkway NE, Allentown, PA 18109, Attn: Response Center, or by calling 1 (800) 372-2447.

LSI and Avago and their respective directors, executive officers may be deemed to be participants in the solicitation of proxies from LSI’s stockholders with respect to the meeting of stockholders that will be held to consider the proposed Merger. Information regarding LSI’s directors and executive officers is contained in LSI’s Annual Report on Form 10-K for the year ended December 31, 2012, the proxy statement for LSI’s 2013 Annual Meeting of Stockholders, which was filed with the SEC on March 28, 2013, and subsequent filings which LSI has made with the SEC. Information regarding Avago’s directors and executive officers is contained in Avago’s Annual Report on Form 10-K for the year ended October 28, 2012, the proxy statement for the Avago’s 2013 Annual Meeting of Stockholders, which was filed with the SEC on February 20, 2013, and subsequent filings which Avago has made with the SEC. Investors may obtain additional information regarding the interests of LSI and its directors and executive officers in the proposed Merger, which may be different than those of LSI’s stockholders generally, by reading the proxy statement and other relevant documents regarding the proposed Merger, when it becomes available. You may obtain free copies of this document as described in the preceding paragraph.